Exhibit 99.2

SECOND QUARTER 2016 Earnings Presentation Supplement August 3, 2016

Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including, but not limited to, statements regarding future results of the operations and financial position of Inovalon Holdings, Inc. (“Inovalon”), and its financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘target,” “estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ “5 year view,” “growth” and variations of these words or similar expressions are intended to identify forward-looking statements. • Inovalon has based these forward-looking statements on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of Inovalon and its management, and are based upon assumptions with respect to future events or decisions, which are subject to change. Moreover, because Inovalon operates in a very competitive and rapidly changing environment, new risks emerge from time to time. It is not possible for Inovalon’s management to predict all risks, nor can Inovalon assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results, including, but not limited to, the timing of and investment in technological advancements and developments, could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of the risks and uncertainties that may cause Inovalon’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements, you should read Inovalon’s most recent Annual Report on Form 10-K, including the sections entitled “Risk Factors” and “Special Note Regarding Forward Looking Statements,” as well as the other documents that Inovalon may file from time to time in the future with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although Inovalon believes that the expectations reflected in the forward-looking statements are reasonable, Inovalon cannot guarantee and provides no assurance that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by law, Inovalon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Inovalon’s expectations, and nothing in this presentation should be regarded as a representation by any person that any financial targets, business strategy or plans and objectives for future operations suggested by any forward-looking statements will be achieved or realized. • • • In addition, this presentation may include certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance prepared in accordance with U.S. GAAP. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within our public filings with the Securities and Exchange Commission, available on the Company’s investor website at http://investors.inovalon.com. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 2 © 2016 by Inovalon. All rights reserved.

Introduction The contents of this presentation are supplemental to the earnings release dated August 3, 2016 to provide shareholders additional insight into the Company’s performance, expectations. plans and Presented within this deck are materials that describe: • • • Metrics regarding performance through June 30, 2016; Investments and platform technology initiatives undertaken by the company; Implications to financial performance during 2016. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 3 © 2016 by Inovalon. All rights reserved.

Expanding Proprietary Datasets As of June 30th, 2016, Inovalon’s proprietary datasets continued to materially expand, growing to contain data pertaining to more than: • • 804,000 physicians 306,000 clinical facilities • • 137 million unique patients 11.7 billion medical events MORE2 REGISTRY® GROWTH 12 140 130 11 10 120 110 100 90 9 8 7 80 70 60 50 40 30 20 10 0 6 5 4 3 2 1 0 2000 2001 2002 2003 2004 2005 2006 20072008 Year 2009 2010 2011 2012 2013 2014 2015 Q2 2016 Numbers are increasing at a rate of approximately 2.8% compounding monthly, or 40.0% annually. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 4 © 2016 by Inovalon. All rights reserved. Medical Event Count (billions) Patient Count (millions) Patient CountMedical Event Count

Expanding Patient Analytical Months (PAM) As of June 30th, 2016, Inovalon’s Patient Analytical Months (PAM) metric, which tracks the number of analytical processes that the Company runs on patients, continued to show strong growth, increasing to approximately 24.3 billion. The Company sees PAM as a strong indicator of the market’s demand for our analytics and the value they deliver. 25 20 15 10 5 0 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Numbers are increasing at a rate of approximately 6.1% compounding quarterly, or 26.9% annually Please refer to PAM definition in the Company’s SEC filings. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 5 © 2016 by Inovalon. All rights reserved. Billions

Full Year 2016 Revised Revenue Guidance Revenue Growth Drivers As a result of our investment in an enhanced sales organization and advanced sales tools our sales pipeline is the largest it has ever been and is in excess of twice the size it was at the beginning of the year. We continue to innovate as evidenced by the expansion of our industry-leading portfolio of platform capabilities which most recently includes QSI-XL™, Data Diagnostics™, the Post-Acute Care (PAC) Platform, the Life Sciences Stack, and Client Cloud Access. We continue to rapidly enter adjacent markets, including pharma and life sciences as evidenced by our expanded relationship with Bristol Myers Squibb, and the post-acute care market as evidenced by our expanded relationship with Kindred Health. Our capabilities enabling on demand, real-time analytics and data insights at the point of care, as best exemplified by Data Diagnostics™, provide market-changing opportunity. We continue to expand our automated connectivity capabilities as evidenced through our recent announcement with athenahealth and collaboration with Epic as well as regional EHR platforms such as Medent in New York. This will continue to allow us to improve data accessibility and efficiency which in turn drives greater differentiation and value to our clients and attracts new opportunities. Our industry-leading datasets and scale to compute continue to grow with the MORE2 Registry® growing to more than 11.7 billion medical events representing 20% growth over the prior year. • $470 - $490 • $437 • $362 • $296 • • Downward Pressures Although we are pleased with the development of our expanded sales capacity and the significant resulting growth in our sales pipeline, the process took longer than we originally anticipated. Thereby, the translation of sales pipeline into revenue is shifted further out in time than previously projected. During the first half of the year we experienced an accelerated market pressure on one of our more mature platform offerings, retrospective risk score accuracy, known as CARA. This market pressure came in the form of clients evolving the way in which they wanted to purchase the platform capabilities. Accordingly, we have made additional investments in transforming this platform to a more advanced cloud-based platform and passed on certain concessions to clients driving our revenue and margins lower in the near term. • 2013 2014 2015 2016 Revised Guidance • All dollars shown in millions. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 6 © 2016 by Inovalon. All rights reserved.

Seasonality Trends – Revenue

Inovalon had previously expected seasonality trends experienced over recent years to continue in 2016, shifting a higher percentage of our annual revenue from the first half of the year into the second half of the year. However, due to the previously described factors of the timing of our pipeline expansion and conversion to revenue, as well as our product transition, Inovalon has updated its expectations regarding seasonality in 2016 as illustrated below.



21%
21%
27%
26%
24%
20% - 22%
30% - 34%
28%
2015
2016E
Q1
Q2
Q3
Q4

Percentages represent the portions of actual or projected revenue in each quarter. 2016 Estimate is provided for illustrative purposes only to depict a shift from Q1 to Q4 trends – actual results may vary.

INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 7
© 2016 by Inovalon. All rights reserved.

Continuous Enhancement & Platform Innovation I

An example of platform capabilities which Inovalon has advanced in their sophistication repeatedly over the years, QSI-XL™, Inovalon's clinical quality outcomes analytics platform, was further enhanced during the second quarter of 2016. A fully cloud-accessible version, known as the platform's "Client Cloud Access" (or "CCA") version was launched. Able to uniquely handle analyses of the nation's largest healthcare systems' data at very high speeds, interest is very strong for this highly differentiated platform, with multi-year contracts being signed already within the quarter. The strong interest in the platform is spurring additional investments in the Company's capacity to support additional clients. Revenue from these contract signings does not start to come online until late in 2016. The cost of necessary capacity purchasing and provisioning, however, is borne in advance.



PAC Platform
EHR Interoperability
Data Diagnostics™
QSCL®
Star Advantage® CCA
QSI®
HEDIS Advantage™
Star Advantage®
QSHR®
QSI-XL™
QSI-XL™ CCA
CARA®
Prospective Advantage®
Quality Spectrum™
CARA® CCA
INDICES® CCA
INDICES®
Prospective Advantage® CCA
Policy 360®
Life Sciences Stack
Early 2000s
Current

Slide Graphic for illustrative purposes only. Not all platform capabilities are shown. Underlying technologies (iPORT™, ePASS®, PCIS™, etc.) not displayed.

INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0
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© 2016 by Inovalon. All rights reserved.

Continuous Enhancement & Platform Innovation II

Not all platform capabilities have been advanced in their cloud-sophistication as rapidly as others. During the quarter, one of the Company's long-standing platform capabilities, CARA®, a retrospective risk score accuracy platform, experienced an accelerated change in the way clients are looking to purchase its capabilities. Working with clients, the Company implemented an accelerated advancement of the platform to take greater advantage of the Company's cloud capabilities, enable greater modularity, higher client value creation, and greater platform offering efficiencies. While generating a revenue impact and introducing a short-term cost impact from the accelerated development, this conversion is being well received by existing and potential clients and bodes well for us in the medium and longer term.



HEDIS Advantage™
QSI®
Star Advantage®
CARA®
Prospective Advantage®
QSCL®
QSHR®
INDICES®
Data Diagnostics™
EHR Interoperability
PAC Platform
Star Advantage® CCA
QSI-XL™
QSI-XL™ CCA
Quality Spectrum™
CARA® CCA
INDICES® CCA
Prospective Advantage® CCA
Policy 360®
Life Sciences Stack
Early 2000s
Current

Slide Graphic for illustrative purposes only. Not all platform capabilities are shown. Underlying technologies (iPORT™, ePASS®, PCIS™, etc.) not displayed.

INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 9
© 2016 by Inovalon. All rights reserved.

Continuous Enhancement & Platform Innovation III

The development of CCA QSI-XL™, continued enhancement of Data Diagnostics™, and the acceleration of CCA CARA®, join the ranks of a number of additional technology advancements which are being applied to Inovalon's platform. These are resulting in the developemnt and launch of capabilities such as the Company's Post Acute Care (PAC) Platform, integrated Life Sciences Stack, and array of Client Cloud Access versions of many market-tested offerings. The significiant expansion of capability breadth and depth is providing additional ways to deliver value to clients and market opportunity to Inovalon, but also comes with expenses which show up within the Company's Investment in Innovation as well as in additional cost of revenue expense due to operating capacity preparations and overhead due to expanded platform personnel, related quality oversight proccesses, and project management.



HEDIS Advantage™
Star Advantage®
QSI®
CARA®
Prospective Advantage®
QSHR®
QSCL®
INDICES®
Quality Spectrum™
Policy 360®
Data Diagnostics™
QSI-XL™
EHR Interoperability
PAC Platform
Star Advantage® CCA
QSI-XL™ CCA
CARA® CCA
INDICES® CCA
Prospective Advantage® CCA
Life Sciences Stack
Early 2000s
Current

Graphic for illustrative purposes only. Not all platform capabilities are shown. Underlying technologies (iPORT™, ePASS®, PCIS™, etc.) not displayed.

INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0
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© 2016 by Inovalon. All rights reserved.

Significant Cloud Capability Expansion Active, Active, Active During Q2 2016, we initiated investments in significant core platform capabilities to allow for dynamic storage and compute capacity provisioning, scaling and load balancing across various clouds and the creation of additional large-scale private cloud facilities. By early 2017, we will have the ability to balance between three environments. private clouds, with the capability to undertake dynamic “bursting” into public cloud Public Cloud Achieving features which we believe are critical to drive our vision of large-scale, on-demand, transactional data-driven healthcare • • • • Highly efficient IaaS, PaaS, and SaaS capabilities Development of an “Active Active Active” cloud environment Dynamic “bursting” into public cloud environments Industry-leading business continuity capabilities Tier 3 Owned Data Center (DC) Tier 4 Co-Hosted Data Center (DC) Public Cloud (PC) Amazon logo is a trademark of Amazon.com, Inc. or its affiliates in the United States and/or other countries. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 11 © 2016 by Inovalon. All rights reserved. Data Center 1Data Center 2 Data Center 3 Dynamic Compute Load Balancing

New Technology Expansions QSI-XL™ Cloud-based big-data clinical quality analytics platform 10,000,000 Patients Able to process nation’s largest patient populations of 50M+ Game-changing processing speeds • • 5,000,000 Patients 2,000,000 Patients 1,000,000 Patients 500,000 Patients 50,000 Patients Performance results vary based on many factors (e.g., Membership size, measure catalogs, and event definitions processed). INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 12 © 2016 by Inovalon. All rights reserved.

New Technology Expansions OCR & Natural Language Processing Cloud-based unstructured data analysis Able to dramatically accelerate processing times and client value Game-changing capacity and efficiency improvements • • INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 13 © 2016 by Inovalon. All rights reserved.

New Technology Expansions Post-Acute Care (PAC) Platform Inovalon’s PAC Solution Platform brings together a unique combination of data, interconnectivity, analytics, and clinical landscape intervention capabilities to allow clients to gain the necessary insight to better determine and manage PAC patient placement, management, and financial performance. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 14 © 2016 by Inovalon. All rights reserved.

New Technology Expansions INDICES® Advanced Data Visualization Client Access INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 15 © 2016 by Inovalon. All rights reserved.

New Technology Expansions Data Diagnostics™ Bringing on-demand, real-time analytics to the point of care 1 Reaching more than half of the physicians in the U.S. • • 2 1.2 billion clinical encounters per year opportunity 1: As provided by Quest Diagnostics; 2: Centers for Disease Control and Prevention; http://www.cdc.gov/nchs/fastats/physician-visits.htm. * Results are delivered in real time after an order is received by Quest; turnaround time can vary from system to system. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 16 © 2016 by Inovalon. All rights reserved.

New Technology Expansions Interoperability Platform Inovalon’s bi-directional Interoperability Platform enables automation for clinical data abstraction, normalization and analytic processes. The convergence of traditional claims, end-to-end data connectivity and process exchange which seamlessly integrates into lab, pharma, and enrollment data with rich clinical environment information within Inovalon Clinical Data Repositories (CDRs) informed, timely, and efficient analytic framework to support value-based initiatives. enables a more Client Access & Insights Health Plan/ Provider/PAC/ACO Patient Data Targeting Provider/ Hospital HIE/EHR Interoperability Platform Client-Specific Clinical Data Repository (CDR) HL7/ C-CDA/CCD Data Transfer Supplemental Quality & Risk Data OCR/NLP Clinical/Medical Record Review Processes INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 17 © 2016 by Inovalon. All rights reserved.

New Technology Expansions Pharma/Life Sciences Stack Inovalon has introduced a “Pharma & Life Sciences Stack” of capabilities consisting of a combination of Avalere’s subject matter expertise and Inovalon’s technology and data platforms. The combination is being offered in a way that provides what is believed to be a unique set of capabilities: providing unmatched flexibility, speed-to-impact, and scale across capabilities critical to gaining insight and advantage in the transition from volume to value occurring in the pharma and life sciences landscape. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 18 © 2016 by Inovalon. All rights reserved.

Why is Gross Margin Percentage Changing? Year-over-year gross margin profit drivers are being influenced by the following forces: revenue mix driven by variations in client demand, pricing strategy in new and transitional platform capabilities, and platform efficiency gains. The resulting impact of these forces is a gross margin percentage change from 67% in 2015 to an expected 64% to 66% in 2016. Of note, while the negative drivers reflect a full-year influence within 2016, the positive drivers of platform efficiency are accelerating, as is the rate of higher efficiency platform capability launches, setting the scene for larger full-year benefits in 2017 and beyond. Full Year 2015 vs. 2016 Gross Margin Percentage Drivers Gross Margin Drivers • During the first half of the year, we experienced variation in client demand for intervention platform services, primarily in the partially automated area, as clients experienced strong returns on such investments. This platform mix shift toward higher levels of partially automated interventions as compared to platform analytics or more fully automated interventions results in a lower blended gross margin percentage. We are projecting that this phenomenon will continue during the second half of the year. As previously mentioned, we experienced accelerated pressure on our legacy retrospective risk adjustment accuracy platform solution, and we launched initiatives to advance this platform into a next-generation cloud based platform. This near term platform and pricing pressure resulted in lower margin expectations for 2016. We continue to enhance our platform efficiency through the implementation of technology, automation and connectivity solutions. We had success in this area in the first half of the year. This success is accelerating and we expect acceleration to continue throughout the year having a positive effect on our gross margin percentages. • • FY2015 Gross Margin % Platform Mix Platform Price Platform Efficiency FY2016 Gross Margin % INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 19 © 2016 by Inovalon. All rights reserved. 67% (2 – 3 pts) (2 – 3 pts)3 pts 64% - 66%

Why is Adjusted EBITDA Margin Changing? Year-over-year profit drivers are being influenced by a number of forces in 2016. In addition to those forces impacting the Gross Margin (as discussed on Slide 19), investments in platform capabilities, technologies and corporate infrastructure are also having an impact. During the second quarter of 2016, the Company accelerated certain investments as can be seen in the increased R&D expense and Investment in Innovation as a percentage of revenue from 10% in Q2 2015 to 13% in Q2 of 2016. The resulting impact is an Adjusted EBITDA margin change from 35% in 2015 to 28% to 30% in 2016. As the platform capabilities being launched by the Company are increasingly fully automated and highly cloud efficient, the value delivered to the client and efficiencies realized in their operation is significant. As such, the negative impact to Adjusted EBITDA is seen to be a near-term phenomenon. Full Year 2015 vs. 2016 Adjusted EBITDA Margin Drivers Select Investment Initiatives Platform Capabilities & Technologies • Post-Acute Care (PAC) Platform • Artificial Intelligence (OCR & NLP) • Data Diagnostics™ • SAFHIRE Platform as a Service • EHR Connectivity • Client Cloud Access (e.g., QSI-XL™, CARA) Corporate Infrastructure • Go To Market / Sales Capability Expansion • Corporate Development (Strategic Mergers & Acquisitions) FY2015 Adj. EBITDA Margin % Platform Mix Platform Price Investment Initiatives Platform Efficiency FY 2016 Adj. EBITDA Margin % INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 20 © 2016 by Inovalon. All rights reserved. 35% (2 – 3 pts) (2 – 3 pts) (4 pts)3 pts 28% - 30%

Balance Sheet & Cash Flow Balance Sheet Highlights Cash, Cash Equivalents, and Short-Term Investments Accounts Receivable Credit Facilities and Capital Lease Obligations(1) Stockholders' Equity $ $ $ $ 743,883 94,772 274,130 769,813 $ $ $ $ 728,164 81,305 281,655 739,156 Cash Flow Highlights Net Cash Provided by Operating Activities Purchase of Property and Equipment Investment in Capitalized Software $ $ $ 32,406 8,263 8,849 $ $ $ 19,736 2,391 10,282 (1) Excludes an undrawn $100 million revolving credit facility. INOV Q2 2016 Earnings Presentation Supplement (8.3.16) v1.0.0 21 © 2016 by Inovalon. All rights reserved. Six Months Ended June 30, 2016 2015 (In thousands) As of June 30, 2016 December 31, 2015 (In thousands)

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